Exhibit 10.1

SNOWFLAKE INC.
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SNOWFLAKE INC.
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into as of the 7th day of February, 2020, by and among Snowflake Inc., a Delaware corporation (the “Company”), the Holders (as defined below) and the investors listed on Exhibit A hereto, referred to hereinafter as the “Investors” and each individually as an “Investor.”
RECITALS
WHEREAS, certain of the Investors are purchasing shares of the Company’s Series G-1 Preferred Stock (the “Series G-1 Preferred”) and Series G-2 Preferred Stock (the “Series G-2 Preferred”), pursuant to that certain Series G-1 and G-2 Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”);
WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;
WHEREAS, certain of the Investors (the “Prior Investors”) are holders of the Company’s Series F Preferred Stock (the “Series F Preferred”), Series E Preferred Stock (the “Series E Preferred”), Series D Preferred Stock (the “Series D Preferred”), Series C Preferred Stock (the “Series C Preferred”), Series B Preferred Stock (the “Series B Preferred”), Series A Preferred Stock (the “Series A Preferred”) and Series Seed Preferred Stock (the “Series Seed Preferred,” the Series G-2 Preferred, the Series G-1 Preferred, the Series F Preferred, the Series E Preferred, the Series D Preferred, the Series C Preferred, the Series B Preferred, the Series A Preferred and the Series Seed Preferred shall be referred to herein collectively as the “Preferred Stock”);
WHEREAS, the Prior Investors and the Company are parties to an Amended and Restated Investor Rights Agreement dated October 9, 2018, as amended (the “Prior Agreement”);
WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and
WHEREAS, in connection with the consummation of the Financing, the Company and the Investors have agreed to the registration rights, information rights, and other rights as set forth below.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. GENERAL.
1.1 Amendment and Restatement of Prior Agreement. The Prior Agreement is hereby amended in its entirety and restated herein. Such amendment and restatement is effective upon the execution of this Agreement by the Company and the holders of a majority of the Registrable Securities (as defined in the Prior Agreement) outstanding as of the date of this Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect, including, without limitation, all rights of first refusal and any notice period associated therewith otherwise applicable to the transactions contemplated by the Purchase Agreement.
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1.2 Definitions. As used in this Agreement the following terms shall have the following respective meanings:
(a) “Common Stock” means the Company’s Class A Common Stock and Class B Common Stock.
(b)  “Direct Listing” means the settlement of the initial trade of shares of the Company’s Class A Common Stock on the New York Stock Exchange, Nasdaq Global Select Market or Nasdaq Global Market by means of an effective registration statement on Form S-1 filed by the Company with the SEC that registers all shares of existing capital stock of the Company for resale that are not otherwise eligible for resale pursuant to Rule 144 or other resale exemption. For the avoidance of doubt, a Direct Listing shall not be deemed to be an underwritten offering and shall not involve any underwriting services. Any and all mentions of an underwritten offering or underwriters contained herein shall not apply to a Direct Listing.
(c)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(d) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.
(e) “Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof.
(f) “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.
(g) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.
(h) “Registrable Securities” means (a) Common Stock of the Company issuable or issued upon conversion of the Shares, (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities and (c) the Tender Offer Registrable Securities; provided, however, that such Tender Offer Registrable Securities shall not be deemed Registrable Securities and the Tender Offer Holders shall not be deemed to be Holders with respect to such Tender Offer Registrable Securities for the purposes of Sections 2.2 (and any other applicable sections of this Agreement with respect to registrations under Section 2.2), 2.4 (and any other applicable sections of this Agreement with respect to registrations under Section 2.4), 2.6, 3.1, 3.2, 3.6 and 4 of this Agreement. Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a registration statement or Rule 144 or (ii) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.
(i) “Registrable Securities then outstanding” shall be the number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.
(j) “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed thirty thousand dollars ($30,000) of a single special counsel for the Holders,
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blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).
(k) “SEC” or “Commission” means the Securities and Exchange Commission.
(l) “Securities Act” shall mean the Securities Act of 1933, as amended.
(m) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale.
(n) “Shares” shall mean the Company’s Series G-1 Preferred and Series G-2 Preferred issued pursuant to the Purchase Agreement, the Series F Preferred, the Series E Preferred, the Series D Preferred, the Series C Preferred, the Series B Preferred, the Series A Preferred, the Series Seed Preferred and shares of the Company’s Preferred Stock held from time to time by the Investors listed on Exhibit A hereto and their permitted assigns.
(o) “Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities.
(p) “Tender Offer” shall mean any third-party sponsored tender offer for outstanding shares of vested Common Stock of the Company launched on or prior to the date that is the 60th day following the date of this Agreement, provided that such tender offer is pursuant to a binding Information, Depository and Paying Agent Agreement (or other similar form of paying agent agreement) acceptable to the Company.
(q) “Tender Offer Holders” shall mean any Holder of Tender Offer Registrable Securities.
(r) “Tender Offer Registrable Securities” shall mean any Common Stock of the Company acquired pursuant to any Tender Offer.
SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER.
2.1 Restrictions on Transfer.
(a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:
(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or
(ii)  (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances. After its Initial Offering or Direct Listing, the Company will not require any transferee pursuant to Rule
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144 to be bound by the terms of this Agreement if the shares so transferred do not remain Registrable Securities hereunder following such transfer.
(b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (D) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder or (E) transfers to any other entity that is a stockholder of the Company or an affiliate of a stockholder of the Company; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder. For the avoidance of doubt, a customary arrangement in connection with the deposit of Registrable Securities in a non-margin custodial account shall not be deemed a sale, transfer or pledge for purposes of this Agreement so long as such registrable securities are in certificated form (it being understood that the Company may require the exchange of any such certificated securities for book-entry shares upon the Initial Offering or Direct Listing).
(c) Each certificate representing Shares or Registrable Securities shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.
THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.
(d) The Company shall be obligated to promptly reissue unlegended certificates at the request of any Holder thereof if the Company has completed its Initial Offering or Direct Listing and the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend, provided that the second legend listed above shall be removed only at such time as the Holder of such certificate is no longer subject to any restrictions hereunder.
(e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.
2.2 Demand Registration.
(a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of a majority of the Registrable Securities (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration, then the
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Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that all Holders request to be registered.
(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities held by all Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.
(c) The Company shall not be required to effect a registration pursuant to this Section 2.2:
(i) prior to the earliest of (A) the third anniversary of the date of this Agreement, (B) the expiration of the restrictions on transfer set forth in Section 2.11 following the Initial Offering or (C) of the expiration of the restrictions on transfer set forth in Section 2.11 following a Direct Listing;
(ii) after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;
(iii) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following, the effective date of the registration statement pertaining to the Initial Offering or a Direct Listing, whichever occurs earlier (or such longer period as may be determined pursuant to Section 2.11 hereof); provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;
(iv) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to file a registration statement for its Initial Offering or Direct Listing within ninety (90) days;
(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2 a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company (the “Board”), it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period;
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(vi) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below; or
(vii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.
2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.
(a) Underwriting. If the registration statement of which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to include Registrable Securities in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below thirty percent (30%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding clause. In no event will shares of any other selling stockholder be included in such registration that would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.
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(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 whether or not any Holder has elected to include securities in such registration, and shall promptly notify any Holder that has elected to include shares in such registration of such termination or withdrawal. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.
2.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:
(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and
(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:
(i) if Form S-3 is not available for such offering by the Holders, or
(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than one million dollars ($1,000,000), or
(iii) if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering within ninety (90) days, other than pursuant to a Special Registration Statement;
(iv) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12) month period, or
(v) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.4, or
(vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.
(c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2. All Registration Expenses incurred in connection with registrations requested pursuant to this Section 2.4
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after the first two (2) registrations shall be paid by the selling Holders pro rata in proportion to the number of shares to be sold by each such Holder in any such registration.
2.5 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2, 2.3 or 2.4 herein and all expenses incurred by the Company in connection with a Direct Listing shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders, unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to deem such registration to have been effected as of the date of such withdrawal for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c) or 2.4(b)(5), as applicable, to undertake any subsequent registration, in which event such right shall be forfeited by all Holders). If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then such registration shall not be deemed to have been effected for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c) or 2.4(b)(5), as applicable, to undertake any subsequent registration.
2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to thirty (30) days or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, that at any time, upon written notice to the participating Holders and for a period not to exceed sixty (60) days thereafter (the “Suspension Period”), the Company may delay the filing or effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the Initiating Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation (as defined below). In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive sixty (60) days with the consent of the holders of a majority of the Registrable Securities registered under the applicable registration statement, which consent shall not be unreasonably withheld. In no event shall any Suspension Period, when taken together with all prior Suspension Periods, exceed 120 days in the aggregate. If so directed by the Company, all Holders registering shares under such registration statement shall (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension; and (ii) use their best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Notwithstanding the foregoing, the Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement other than a registration statement on Form S-3 that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.
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(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.
(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.
(d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.
(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.
(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.
(g) Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.
2.7 Delay of Registration; Furnishing Information.
(a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.
(b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.
(c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of
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shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.
2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4 or in connection with a Direct Listing:
(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.
(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or
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action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.8 exceed the net proceeds from the offering received by such Holder.
(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8 to the extent, and only to the extent, prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.
(d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.
(e) The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and, with respect to liability arising from an offering to which this Section 2.8 would apply that is covered by a registration filed before termination of this Agreement, such termination. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.
2.9 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities) that (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired/former member, affiliated fund or stockholder of a Holder that is a corporation, partnership or limited liability company, (b) is a Holder’s family member or trust for the benefit of such person or an individual Holder, or (c) acquires at least one million (1,000,000) shares of Registrable Securities (as adjusted for stock splits and combinations); or (d) is an entity affiliated by common control (or other related entity) with such Holder; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration
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rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.
2.10 Limitation on Subsequent Registration Rights. Other than as provided in Section 5.10, after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder rights to demand the registration of shares of the Company’s capital stock, or to include such shares in a registration statement that would reduce the number of shares includable by the Holders.
2.11 “Market Stand-Off” Agreement. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the 180-day period following the effective date of the Initial Offering (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with applicable FINRA rules, any successor provisions or amendments thereto, or any successor or similar rule or regulation), as the underwriters or the Company shall request in order to facilitate compliance with applicable FINRA rules, any successor provisions or amendments thereto, or any successor or similar rule or regulation); provided, that all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements. The obligations described in this Section 2.11 shall not apply to a Direct Listing and shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.
2.12 Agreement to Furnish Information. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with the Holder’s obligations under Section 2.11 or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in Section 2.11 and this Section 2.12 shall not apply to a Special Registration Statement. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said day period. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by Sections 2.11 and 2.12. The underwriters of the Company’s stock are intended third party beneficiaries of Sections 2.11 and 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
2.13 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:
(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;
(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and
(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has
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become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the Commission; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.
2.14 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.2, Section 2.3, or Section 2.4 hereof shall terminate upon the earliest of: (i) the date three (3) years following an initial public offering that results in the conversion of all outstanding shares of Preferred Stock; (ii) the date three (3) years following a Direct Listing that results in the conversion of all outstanding shares of Preferred Stock; or (iii) such time as such Holder holds less than 1% of the Company’s outstanding Common Stock (treating all shares of Preferred Stock on an as converted basis), the Company has completed its Initial Offering or Direct Listing and all Registrable Securities of the Company issuable or issued upon conversion of the Shares held by and issuable to such Holder (and its affiliates) may be sold pursuant to Rule 144 during any ninety (90) day period. Upon such termination, such shares shall cease to be “Registrable Securities” hereunder for all purposes.
SECTION 3. COVENANTS OF THE COMPANY.
3.1 Basic Financial Information and Reporting.
(a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied (except as noted therein), and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.
(b) To the extent requested by an Investor, as soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, the Company will furnish such Investor a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants selected by the Board.
(c) So long as an Investor (with its affiliates) shall own not less than five hundred eighty-one thousand seven hundred thirty (581,730) shares of Registrable Securities (as adjusted for stock splits and combinations) (a “Major Investor”), the Company will furnish each such Major Investor: (i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent written revisions thereto); and (ii) as soon as practicable after the end of each quarter of each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a balance sheet of the Company as of the end of each such quarter, and a statement of income and a statement of cash flows of the Company for such quarter, prepared in accordance with generally accepted accounting principles consistently applied (except as noted thereon), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.
3.2 Inspection Rights. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company (including if any operating company affiliated with a Major Investor is a competitor of the Company) or with respect to information which the Board determines in good faith is confidential or
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attorney-client privileged and should not, therefore, be disclosed. For the avoidance of doubt, a Major Investor that is an investment fund shall not be deemed to be a competitor of the Company because it (i) has a portfolio company that is a competitor of the Company (other than an operating company affiliated with such investment fund) or (ii) manages its investment with respect to such portfolio company (including, without limitation, designating its employees or agents to serve on (or observe) the board of such portfolio company) (other than an operating company affiliated with such investment fund).
3.3 Confidentiality of Records. Each Holder agrees to use the same degree of care as such Holder uses to protect its own confidential information to keep confidential any information furnished to such Holder hereof that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain) and shall not use any such proprietary or confidential information for any purpose other than to monitor such Holder’s investment in the Company, except that such Holder may disclose such proprietary or confidential information (i) to any partner, subsidiary or parent of such Holder as long as such partner, subsidiary or parent is advised of and agrees or has agreed to be bound by the confidentiality provisions of this Section 3.3 or comparable restrictions; (ii) at such time as it enters the public domain through no fault of such Holder; (iii) that is communicated to it free of any obligation of confidentiality; (iv) that is developed by Holder or its agents independently of and without reference to any confidential information communicated by the Company; or (v) as required by applicable law. Notwithstanding the foregoing, each Holder that is a limited partnership or limited liability company may disclose such proprietary or confidential information to any former partners or members who retained an economic interest in such Holder, current or prospective partner of the partnership or any subsequent partnership under common investment management, limited partner, general partner, member or management company of such Holder (or any employee or representative of any of the foregoing) or legal counsel, accountants or representatives for such Holder, in each case subject to the recipient’s obligation to keep such information confidential.
3.4 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.
3.5 Proprietary Information and Inventions Agreement. The Company shall require all employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement substantially in a form approved by the Company's counsel or the Board.
3.6 Assignment of Right of First Refusal. In the event the Company elects not to exercise any right of first refusal or right of first offer the Company may have on a proposed transfer of any of the Company’s outstanding capital stock pursuant to the Company’s charter documents, by contract or otherwise, the Company shall, to the extent it may do so, assign such right of first refusal or right of first offer to each Major Investor that is not a competitor of the Company. For the avoidance of doubt, a Major Investor that is an investment fund shall not be deemed to be a competitor of the Company because it (i) has a portfolio company that is a competitor of the Company or (ii) manages its investment with respect to such portfolio company (including, without limitation, designating its employees or agents to serve on (or observe) the board of such portfolio company). In the event of such assignment, each Major Investor shall have a right to purchase its pro rata portion of the capital stock proposed to be transferred. Each Major Investor’s pro rata portion shall be equal to the product obtained by multiplying (i) the aggregate number of shares proposed to be transferred by (ii) a fraction, the numerator of which is the number of shares of Registrable Securities held by such Major Investor at the time of the proposed transfer and the denominator of which is the total number of Registrable Securities owned by all Major Investors at the time of such proposed transfer.
3.7 FCPA. The Company represents that it shall not—and shall not permit any of its subsidiaries or affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to—promise, authorize or make any payment to, or otherwise contribute any item of value, directly or indirectly, to any third party, including any Non-U.S. Official, in each case, in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery
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or anti-corruption law. The Company further represents that it shall—and shall cause each of its subsidiaries and affiliates to use commercially reasonable efforts to—cease all of its or their respective activities, as well as remediate any actions taken by the Company, its subsidiaries or affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further represents that it shall—and shall cause each of its subsidiaries and affiliates to use commercially reasonable efforts to—maintain systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law.
3.8 USRPHC. The Company shall notify the Investors and Tender Offer Holders promptly after becoming aware that the Company is, or is reasonably likely to be, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Internal Revenue Code (the “Code”). In addition, at any time upon an Investor or Tender Offer Holder’s reasonable request, the Company shall issue a statement to the Investor or Tender Offer Holder, in form and substance as described in Treasury Regulations sections 1.897-2(h)(1) and 1.1445-2(c) (or any successor regulations) and signed under penalties of perjury, regarding whether any interest in the Company constitutes a “U.S. real property interest” within the meaning of Section 897(c) of the Code, together with an executed notice to the IRS described in Treasury Regulations section 1.897-2(h)(2) (or any successor regulation). Such statement shall be delivered within ten (10) days of the Investor or Tender Offer Holder’s written request therefor.
3.9 Termination of Covenants. All covenants of the Company contained in Section 3 of this Agreement (other than the provisions of Section 3.3) shall expire and terminate as to each Investor and Holder upon the earliest of (i) the effective date of the registration statement pertaining to an Initial Offering, (ii) the effective date of the registration statement pertaining to a Direct Listing or (iii) upon an “Acquisition” as defined in the Company’s Certificate of Incorporation as in effect as of the date hereof.
SECTION 4. RIGHTS OF FIRST REFUSAL.
4.1 Subsequent Offerings. Subject to applicable securities laws, each Major Investor shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.7 hereof. Each Investor’s pro rata share is equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issuable or issued upon conversion of the Shares or upon the exercise of outstanding warrants or options) of which such Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term “Equity Securities” shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.
4.2 Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Investor shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.
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4.3 Issuance of Equity Securities to Other Persons. If not all of the Major Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Major Investors who do so elect and shall offer such Major Investors the right to acquire such unsubscribed shares on a pro rata basis. The Major Investors shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. The Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Major Investor’s rights were not exercised, at a price not lower and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s notice to the Major Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Investors in the manner provided above.
4.4 Sale Without Notice. In lieu of giving notice to the Major Investors prior to the issuance of Equity Securities as provided in Section 4.2, the Company may elect to give notice to the Major Investors within thirty (30) days after the issuance of Equity Securities. Such notice shall describe the type, price and terms of the Equity Securities. Each Major Investor shall have twenty (20) days from the date of receipt of such notice to elect to purchase up to the number of shares that would, if purchased by such Major Investor, maintain such Major Investor’s pro rata share (as set forth in Section 4.1) of the Company’s equity securities after giving effect to all such purchases. The closing of such sale shall occur within sixty (60) days of the date of notice to the Major Investors.
4.5 Termination and Waiver of Rights of First Refusal. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earliest of (i) the effective date of the registration statement pertaining to the Company’s Initial Offering, (ii) the effective date of the registration statement pertaining to the Company’s Direct Listing or (iii) an Acquisition. Notwithstanding Section 5.5 hereof, the rights of first refusal established by this Section 4 may be amended, or any provision waived with and only with the written consent of the Company and the Major Investors holding a majority of the Registrable Securities held by all Major Investors, or as permitted by Section 5.5 (it being understood that any such amendment or waiver must apply in the same manner to all Major Investors).
4.6 Assignment of Rights of First Refusal. The rights of first refusal of each Major Investor under this Section 4 may be assigned to the same parties, subject to the same restrictions, as any transfer of registration rights pursuant to Section 2.9.
4.7 Excluded Securities. The rights of first refusal established by this Section 4 shall have no application to any of the following Equity Securities:
(a) shares of Common Stock issued upon conversion of the Preferred Stock;
(b) shares of Common Stock and/or options, warrants or other Common Stock purchase rights and the Common Stock issued pursuant to such options, warrants or other rights issued or to be issued after the date hereof to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board;
(c) stock issued or issuable pursuant to any rights or agreements, options, warrants or convertible securities outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, so long as the rights of first refusal established by this Section 4 were complied with, waived, or were inapplicable pursuant to any provision of this Section 4.7 with respect to the initial sale or grant by the Company of such rights or agreements;
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(d) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition, strategic alliance or similar business combination approved by the Board;
(e) any Equity Securities issued in connection with any stock split, stock dividend or recapitalization by the Company;
(f) any Equity Securities issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank or similar financial or lending institution approved by the Board;
(g) any Equity Securities issued to third-party service providers in exchange for or as partial consideration for services rendered to the Company;
(h) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act;
(i) any Equity Securities issued in connection with strategic transactions involving the Company and other entities, including, without limitation (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; provided that the issuance of shares therein has been approved by the Board;
(j) any Equity Securities issued by the Company pursuant to the terms of Section 2.3 of the Purchase Agreement.
SECTION 5. MISCELLANEOUS.
5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of Santa Clara, California.
5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.
5.3 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.
5.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or
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unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
5.5 Amendment and Waiver.
(a) Except as otherwise expressly provided, this Agreement may be amended or modified, and the obligations of the Company and the rights of the Holders under this Agreement may be waived, only upon the written consent of the Company and the holders of a majority of the then-outstanding Registrable Securities. Notwithstanding the foregoing, any amendment to this Agreement which on its face expressly treats one Investor (or group of Investors) differently from all other Investors (or groups of Investors) would require the consent of the Investor (or the holders of a majority of the then-outstanding Registrable Securities held by such group of Investors) being treated differently. For the avoidance of doubt, an amendment that might impact one Investor (or group of Investors) differently, including as it relates to the number and class or series of shares held by such Investor (or group of Investors), than all others but does not on its face expressly provide for different treatment shall not require the consent of such Investor (or group of Investors).
(b) For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.
5.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.
5.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.
5.8 Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.
5.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
5.10 Additional Parties. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Preferred Stock pursuant to the Purchase Agreement, any purchaser of such shares of Preferred Stock shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,”
18.

a “Holder” and a party hereunder. Notwithstanding anything to the contrary contained herein, (a) if the Company shall issue Equity Securities in accordance with Section 4.7 (c), (e) or (h) of this Agreement, any purchaser of such Equity Securities may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder and (b) any purchaser of Tender Offer Registrable Securities pursuant to any Tender Offer may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed a “Holder” and a party hereunder.
5.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
5.12 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
5.13 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.
5.14 Termination. This Agreement shall terminate and be of no further force or effect upon the earliest of (i) an Acquisition; (ii) the date three (3) years following the Closing of the Initial Offering; or (iii) the date three (3) years following the Closing of a Direct Listing.
5.15 Waiver of Rights of First Refusal under the Prior Agreement. Pursuant to Section 4.5 of the Prior Agreement, the Company and the Major Investors holding a majority of the Registrable Securities held by the Major Investors (the “Requisite Holders”) hereby waive their rights of first refusal and any related notice rights pursuant to Section 4.5 of the Prior Agreement with respect to the Company’s issuance and sale of the shares of Series G-1 Preferred Stock and Series G-2 Preferred Stock pursuant to the Purchase Agreement and the shares of Common Stock issued upon conversion of Preferred Stock. Effective and contingent upon the execution of this Agreement by the Company and the Requisite Holders, this Agreement shall constitute the entire agreement between the parties and shall supersede any prior understandings or agreements concerning the subject matter hereof, including the Prior Agreement.
[THIS SPACE INTENTIONALLY LEFT BLANK]
19.

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

SNOWFLAKE INC.

By:	/s/ Frank Slootman
Frank Slootman
Chief Executive Officer

Address: 450 Concar Drive San Mateo, CA 94402
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

SALESFORCE VENTURES LLC

By:	/s/ John Somorjai
Name: John Somorjai
Title: President
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

SNOWMAN DF HOLDINGS, LP

By:	/s/ Pat Robertson
Name:	Pat Robertson
Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

SEQUOIA CAPITAL U.S. GROWTH FUND VII, L.P.
SEQUOIA CAPITAL U.S. GROWTH VII PRINCIPALS FUND, L.P.
Each a Cayman Islands exempted limited partnership

By:	SC U.S. GROWTH VII MANAGEMENT, L.P., a Cayman Islands exempted limited partnership General Partner of Each

By:	SC US (TTGP), LTD., a Cayman Islands exempted company, its General Partner

By:	/s/ Carl Eschenbach
Name: Carl Eschenbach
Title: Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

SEQUOIA CAPITAL GLOBAL GROWTH FUND III – ENDURANCE PARTNERS, L.P.,
for itself and as nominee

By: SCGGF III – Endurance Partners Management, L.P., a Cayman Islands exempted limited partnership, its General Partner

By: SC US (TTGP), LTD., a Cayman Islands exempted company, its General Partner

By:	/s/ Carl Eschenbach
Name: Carl Eschenbach
Title: Authorized Signatory

SEQUOIA CAPITAL GROWTH FUND III, L.P.

By:	SCGF III Management, LLC A Delaware Limited Liability Company
Its General Partner

By:	/s/ Carl Eschenbach
Name: Carl Eschenbach
Title: Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

ICONIQ STRATEGIC PARTNERS III, L.P.,
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners III GP, L.P., a Cayman Islands exempted limited partnership Its: General Partner

By: ICONIQ Strategic Partners III TT GP, Ltd., a Cayman Islands exempted company Its: General Partner

By:	/s/ Kevin Foster
Name:	Kevin Foster
Title:	Authorized Signatory

ICONIQ STRATEGIC PARTNERS III-B, L.P.,
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners III GP, L.P., a Cayman Islands exempted limited partnership Its: General Partner

By: ICONIQ Strategic Partners III TT GP, Ltd., a Cayman Islands exempted company Its: General Partner

By:	/s/ Kevin Foster
Name:	Kevin Foster
Title:	Authorized Signatory

ICONIQ STRATEGIC PARTNERS III CO-INVEST, L.P., SERIES SF

By: ICONIQ Strategic Partners III GP, L.P., a Cayman Islands exempted limited partnership Its: General Partner

By: ICONIQ Strategic Partners III TT GP, Ltd., a Cayman Islands exempted company Its: General Partner

By:	/s/ Kevin Foster
Name:	Kevin Foster
Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

ALTIMETER PARTNERS FUND, L.P.

By:	Altimeter Private General Partner, LLC
Its:	General Partner

By:	/s/ John J. Kiernan III

Name:	John J. Kiernan III
Title:	Member

ALTIMETER PRIVATE PARTNERS FUND I, L.P.

By:	Altimeter Private General Partner, LLC
Its:	General Partner

By:	/s/ John J. Kiernan III

Name:	John J. Kiernan III
Title:	Member

ALTIMETER PRIVATE PARTNERS FUND II, L.P.

By:	Altimeter Private General Partner, LLC
Its:	General Partner

By:	/s/ John J. Kiernan III

Name:	John J. Kiernan III
Title:	Member
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

ALTIMETER GROWTH PARTNERS FUND III, L.P.

By:	Altimeter Private General Partner, LLC
Its:	General Partner

By:	/s/ John J. Kiernan III

Name:	John J. Kiernan III
Title:	Member

ALTIMETER GROWTH SIERRA FUND, L.P.

By:	Altimeter Sierra General Partner LLC
Its:	General Partner

By:	/s/ John J. Kiernan III

Name:	John J. Kiernan III
Title:	Authorized Person
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

SUTTER HILL VENTURES, A CALIFORNIA LIMITED PARTNERSHIP

By:	Sutter Hill Ventures, L.L.C.
Its:	General Partner

By:	/s/ Michael L. Speiser

Name:	Michael L. Speiser
Title:	Managing Director
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST

By:	/s/ Robert Yin, Under Power of Attorney
Andrew T. Sheehan, Trustee

ANVEST, L.P.

By:	/s/ Robert Yin, Under Power of Attorney
David L. Anderson, Trustee of The Anderson Living Trust U/A/D 1/22/98, General Partner

DOUGLAS T. MOHR AND BETH Z. MOHR, CO‑TRUSTEES OF THE MOHR FAMILY TRUST U/A/D 2/17/15

By:	/s/ Robert Yin, Under Power of Attorney
Douglas T. Mohr, Trustee

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000

By:	/s/ Robert Yin, Under Power of Attorney
James C. Gaither, Trustee
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO-TRUSTEES OF SPEISER TRUST U/A/D 7/19/06

By:	/s/ Robert Yin, Under Power of Attorney
Michael L. Speiser, Trustee

NESTEGG HOLDINGS, LP

By:	/s/ Robert Yin, Under Power of Attorney
Jeffrey W. Bird, Trustee of Jeffrey W. and Christina R. Bird Trust U/A/D 10/31/00, General Partner

SAMUEL J. PULLARA III AND LUCIA CHOI PULLARA, CO-TRUSTEES OF THE PULLARA REVOCABLE TRUST U/A/D 08/21/2013

By:	/s/ Robert Yin, Under Power of Attorney
Samuel J. Pullara III, Trustee

SAUNDERS HOLDINGS, L.P.

By:	/s/ Robert Yin, Under Power of Attorney
G. Leonard Baker, Jr., Trustee of The Baker Revocable Trust U/A/D 2/3/03, General Partner

STEFAN A. DYCKERHOFF AND WENDY G. DYCKERHOFF-JANSSEN, OR THEIR SUCCESSOR(S) AS TRUSTEES UNDER THE DYCKERHOFF 2001 REVOCABLE TRUST AGREEMENT DATED AUGUST 30, 2001

By:	/s/ Robert Yin, Under Power of Attorney
Stefan A. Dyckerhoff, Trustee
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

TALLACK PARTNERS, L.P.

By:	/s/ Robert Yin, Under Power of Attorney
James C. Gaither, Trustee of The Gaither Revocable Trust U/A/D 9/28/2000, General Partner

YOVEST, L.P.

By:	/s/ Robert Yin, Under Power of Attorney
William H. Younger, Jr., Trustee of The William H. Younger, Jr. Revocable Trust U/A/D 8/5/09, General Partner

ROOSTER PARTNERS, LP

By:	/s/ Robert Yin, Under Power of Attorney
Tench Coxe, Trustee of the Coxe Revocable Trust U/A/D 4/23/98, General Partner

ROSETIME PARTNERS L.P.

By:	/s/ Robert Yin, Under Power of Attorney
James N. White, Trustee of The White Revocable Trust U/A/D 4/3/97, General Partner

JEFFREY W. BIRD AND CHRISTINA R. BIRD, CO-TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST U/A/D 10/31/00

By:	/s/ Robert Yin, Under Power of Attorney
Jeffrey W. Bird, Trustee
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

BARBARA NISS, TRUSTEE BARBARA NISS 2013 REVOCABLE TRUST DATED DECEMBER 18, 2013

By:	/s/ Robert Yin, Under Power of Attorney
Barbara Niss, Trustee

BRENT E. WELLING AND NANCY A. WELLING

By:	/s/ Robert Yin, Under Power of Attorney
Brent E. Welling

By:	/s/ Robert Yin, Under Power of Attorney
Nancy A. Welling

CHATTER PEAK PARTNERS, L.P.

By:	/s/ Robert Yin, Under Power of Attorney
Michael L. Speiser, Trustee of Speiser Trust U/A/D 7/19/06, General Partner

DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04

By:	/s/ Robert Yin, Under Power of Attorney
David E. Sweet, Trustee
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST, U/A/D 2/3/03

By:	/s/ Robert Yin, Under Power of Attorney
G. Leonard Barker Jr., Trustee

JAMES N. WHITE AND PATRICIA A. O'BRIEN, CO-TRUSTEES OF THE WHITE REVOCABLE TRUST U/A/D 4/3/97

By:	/s/ Robert Yin, Under Power of Attorney
James N. White, Trustee

JAMES N. WHITE, TRUSTEE OF SIERRA TRUST U/A/D 12/16/1997

By:	/s/ Robert Yin, Under Power of Attorney
James N. White, Trustee

BRADLEY LUTON

By:	/s/ Robert Yin, Under Power of Attorney

MICHAEL I. NAAR AND DIANE J. NAAR AS TRUSTEES OF NAAR FAMILY TRUST U/A/D 12/22/94

By:	/s/ Robert Yin, Under Power of Attorney
Michael I. Naar, Trustee
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

PATRICK ANDREW CHEN AND YU-YING CHIU CHEN AS TRUSTEES OF PATRICK AND YING CHEN 2001 LIVING TRUST DATED 3/17/01

By:	/s/ Robert Yin, Under Power of Attorney
Patrick Andrew Chen, Trustee

ROOSTER PARTNERS, L.P. - FUND NO. 2

By:	/s/ Robert Yin, Under Power of Attorney
Tench Coxe, Trustee of the Coxe Revocable Trust U/A/D 4/23/98, General Partner

STARFISH HOLDINGS, L.P.

By:	/s/ Robert Yin, Under Power of Attorney
David L. Anderson, Trustee of The Anderson Living Trust U/A/D 1/22/98, General Partner

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98

By:	/s/ Robert Yin, Under Power of Attorney
Tench Coxe, Trustee

THE ALEKSANDR DAVID OTUS 2015 IRREVOCABLE TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

THE ALEYNA ELIZABETH LACROIX 2015 IRREVOCABLE TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE FRANCES HELEN CANINE 2015 IRREVOCABLE TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE FRANCESCO BERKE OTUS 2015 IRREVOCABLE TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE HELOISE KALLA OTUS 2015 IRREVOCABLE TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

THE JOSEPH DAVID LACROIX 2015 IRREVOCABLE TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE WILL COXE CANINE 2015 IRREVOCABLE TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

PATRICIA TOM, TRUSTEE OF PATRICIA TOM LIVING TRUST DATED APRIL 15, 2019

By:	/s/ Robert Yin, Under Power of Attorney
Patricia Tom, Trustee

WILLIAM H. YOUNGER, JR. TRUSTEE OF THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009

By:	/s/ Robert Yin, Under Power of Attorney
William H. Younger, Jr., Trustee
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

DOUGLAS T. MOHR, TRUSTEE OF THE DOUGLAS T. MOHR REVOCABLE TRUST DATED OCTOBER 5, 2018

By:	/s/ Robert Yin, Under Power of Attorney
Douglas T. Morh, Trustee

SAMUEL J. PULLARA III AND LUCIA CHOI PULLARA, CO-TRUSTEES OF THE PULLARA 2019 CHILDREN’S TRUST U/A/D 10/21/2019

By:	/s/ Robert Yin, Under Power of Attorney
Samuel J. Pullara III, Trustee

JANICE PEGI MORGAN

/s/ Janice Pegi Morgan

STEPHEN CRAWFORD SMART
/s/ Steve Smart

SUITEVEST, LP

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE 2018 FRANKLIN S. BIRD TRUST
By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

THE 2018 JOHN W. BIRD TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE 2018 PETER R. BIRD TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE BIRD 2011 IRREVOCABLE CHILDREN’S TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE ALEXANDER JACKSON SHEEHAN 2019 IRREVOCABLE TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

THE JULIAN BLAINE COVINGTON SHEEHAN 2019 IRREVOCABLE TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE JUSTIN HUNTINGTON PETERS 2019 IRREVOCABLE TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE LAYNE ANDREWS TAFT SHEEHAN 2019 IRREVOCABLE TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE COXE 2006 IRREVOCABLE CHILDREN TRUST F/B/O EZEKIEL OTUS COXE

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

THE COXE 2006 IRREVOCABLE CHILDREN TRUST F/B/O ISABEL MARBURY COXE

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE COXE 2006 IRREVOCABLE CHILDREN TRUST F/B/O TENCH MAHMUT COXE

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE EMERALD EXEMPT TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE OPAL EXEMPT TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

THE SAPPHIRE EXEMPT TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE TOPAZ EXEMPT TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE WHITE 2011 IRREVOCABLE CHILDREN’S TRUST

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE YOUNGER 2006 IRREVOCABLE CHILDREN’S TRUST F/B/O JULIE Y. ALEMAN

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

THE YOUNGER 2006 IRREVOCABLE CHILDREN’S TRUST F/B/O KELLY L. YOUNGER

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:

THE YOUNGER 2006 IRREVOCABLE CHILDREN’S TRUST F/B/O MARK W. YOUNGER

By:	/s/ Robert Yin, Under Power of Attorney

Name:

Title:
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

WELLS FARGO BANK, N.A. FBO DAVID E. SWEET ROTH IRA

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A. FBO DIANE J. NAAR ROTH IRA

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (ROLLOVER)

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ROBERT YIN

By:	/s/ India Jones

Name:	India Jones

Title:	AVP
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

WELLS FARGO BANK, N.A. FBO G. LEONARD BAKER, JR. ROTH IRA

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A. FBO TENCH COXE ROTH IRA

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A. FBO ANDREW T. SHEEHAN ROTH IRA

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A. FBO STEFAN A. DYCKERHOFF ROTH IRA

By:	/s/ India Jones

Name:	India Jones

Title:	AVP
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

WELLS FARGO BANK, N.A. FBO YU-YING CHEN ROTH IRA

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN (ROLLOVER)

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO BARBARA NISS

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A. FBO BARBARA NISS ROTH IRA

By:	/s/ India Jones

Name:	India Jones

Title:	AVP
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

WELLS FARGO BANK, N.A. FBO BARBARA NISS IRA

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A. FBO JAMES N. WHITE ROTH IRA

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ANDREW T. SHEEHAN

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ANDREW T. SHEEHAN (ROLLOVER)

By:	/s/ India Jones

Name:	India Jones

Title:	AVP
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID E. SWEET (ROLLOVER)

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DIANE J. NAAR

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO JAMES N. WHITE

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A. FBO MICHAEL SPEISER ROTH IRA

By:	/s/ India Jones

Name:	India Jones

Title:	AVP
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A., CUSTODIAN FOR ANDREW T. SHEEHAN ROTH IRA

By:	/s/ India Jones

Name:	India Jones

Title:	AVP

WELLS FARGO BANK, N.A., CUSTODIAN FOR YU-YING CHEN ROTH IRA

By:	/s/ India Jones

Name:	India Jones

Title:	AVP
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

REDPOINT VENTURES V, L.P., by its General Partner Redpoint Ventures V, LLC

REDPOINT ASSOCIATES V, LLC, as nominee

By:	/s/ John L. Walecka
John L. Walecka, Managing Director

REDPOINT OMEGA III, LP, by its General Partner Redpoint Omega III, LLC

REDPOINT OMEGA ASSOCIATES III, LLC, as nominee

By:	/s/ John L. Walecka
John E. Walecka, Manager
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

GARRETT FAMILY INVESTMENT PARTNERSHIP, L.P.

By:	/s/ Mark Garett

Name:	Mark Garret

Title:	Board Member
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

JOHN MCMAHON 1995 FAMILY TRUST

By:	/s/ John McMahon

Name:	John McMahon

Title:	Board Member

THE JOHN MCMAHON SOFTWARE IRREVOCABLE TRUST

By:	/s/ John McMahon

Name:	John McMahon

Title:	Board Member

JOHN MCMAHON
/s/ John McMahon
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

MICHAEL P. SCARPELLI 2019 GRANTOR
RETAINED ANNUITY TRUST

By:	/s/ Christopher J. Biles

Print Name:	Christopher J. Biles

Title:	Trustee

SCARPELLI FAMILY TRUST

By:	/s/ Michael P. Scarpelli

Print Name:	Michael P. Scarpelli

Title:	Trustee

SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

ALAMEDA ALPHA, LLC

By:	/s/ James Peter Wagner

Name: James Peter Wagner
Title: Member
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of February 19, 2020.

INVESTOR:

ALTIMETER GROWTH PARTNERS FUND IV, L.P.

By: Altimeter Growth General Partner IV, LLC
Its: General Partner

By:	/s/ John J. Kiernan III

Name: John J. Kiernan III
Title: Authorized Person
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

GC&H INVESTMENTS, LLC

By:	/s/ Mark Tanoury
Mark Tanoury, Manager

GC&H INVESTMENTS

By:	/s/ Mark Tanoury
Mark Tanoury, Manager
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof

INVESTOR:

H. BARTON CO-INVEST FUND II, LLC

By: H. Barton Asset Management, LLC
Its: Managing Member

By:	/s/ Harris Barton
Harris Barton
Managing Member
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of February 19, 2020.

INVESTOR:

HBAM SF, LLC

By: H. Barton Asset Management, LLC
Its: Managing Member

By:	/s/ Harris Barton
Name:	Harris Barton
Title:	Managing Member
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of February 19, 2020.

INVESTOR:

ICONIQ STRATEGIC PARTNERS IV, L.P., a Cayman Islands exempted limited partnership

By:	ICONIQ Strategic Partners IV GP, L.P., a Cayman Islands exempted limited partnership
Its:	General Partner

By:	ICONIQ Strategic Partners IV TT GP, Ltd., a Cayman Islands exempted company
Its:	General Partner

By:	/s/ Kevin Foster
Name:	Kevin Foster
Title:	Authorized Signatory

ICONIQ STRATEGIC PARTNERS IV-B, L.P., a Cayman Islands exempted limited partnership

By:	ICONIQ Strategic Partners IV GP, L.P., a Cayman Islands exempted limited partnership
Its:	General Partner

By:	ICONIQ Strategic Partners IV TT GP, Ltd., a Cayman Islands exempted company
Its:	General Partner

By:	/s/ Kevin Foster
Name:	Kevin Foster
Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

MADRONA VENTURE FUND VI, LP

By: Madrona Investment Partners VI, LP,
its General Partner
By: Madrona VI General Partner, LLC,
its General Partner

By:	/s/ Sivaramakichenane Somasegar

Name:	Sivaramakichenane Somasegar
Title:	Managing Director

MADRONA VENTURE FUND VI-A, LP

By: Madrona Investment Partners VI, LP,
its General Partner
By: Madrona VI General Partner, LLC,
its General Partner

By:	/s/ Sivaramakichenane Somasegar

Name:	Sivaramakichenane Somasegar
Title:	Managing Director
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

MERITECH CAPITAL PARTNERS VI L.P.

By:	Meritech Capital Associates VI L.L.C.
its General Partner

By:	/s/ Rob Ward
Rob Ward, a managing member

MERITECH CAPITAL AFFILIATES VI L.P.

By:	Meritech Capital Associates VI L.L.C.
its General Partner

By:	/s/ Rob Ward
Rob Ward, a managing member

MERITECH CAPITAL ENTREPRENEURS VI L.P.

By:	Meritech Capital Associates VI L.L.C.
its General Partner

By:	/s/ Rob Ward
Rob Ward, a managing member
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of February 19, 2020.

INVESTOR:

MICHAEL P. SCARPELLI

/s/ Michael P. Scarpelli
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

OAKSTONE VENTURES, INC.

By:	/s/ Jaidev Sheigill

Name:	Jaidev Sheigill
Title:	Senior Vice President
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of February 19, 2020.

INVESTOR:

REDPOINT VENTURES IV, L.P., by its General Partner Redpoint Ventures IV, LLC

REDPOINT ASSOCIATES IV, L.L.C., as nominee

By:	/s/ John L. Walecka
John L. Walecka, Managing Director
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT February 19, 2020.

INVESTOR:

SEQUOIA CAPITAL U.S. GROWTH FUND VI, L.P.
SEQUOIA CAPITAL U.S. GROWTH VI
PRINCIPALS FUND, L.P.
Each a Cayman Islands exempted limited partnership

By:	SC U.S. GROWTH VI MANAGEMENT, L.P., a Cayman Islands exempted limited partnership General Partner of Each

By:	SC US (TTGP), LTD., a Cayman Island exempted company, its General Partner

By:	/s/ Carl Eschenbach
Name:	Carl Eschenbach
Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of February 19, 2020.

INVESTORS:

BETH Z. MOHR, TRUSTEE OF BETH Z. MOHR TRUST DATED 1/23/2019

By:	/s/ Robert Yin, Under Power of Attorney
Beth Z. Mohr, Trusttee

CHRISTOPHER J. BASSO AND JULIE BASSO, TRUSTEES OF CHRISTOPHER AND JULIE BASSO REVOCABLE LIVING TRUST U/A/D 1/9/2015

By:	/s/ Robert Yin, Under Power of Attorney
Christopher J. Bassp, Trustee

WILLIAM E. BULL

By:	/s/ Robert Yin, Under Power of Attorney

DlVANNY ISSATIU LAMAS

By:	/s/ Robert Yin, Under Power of Attorney

BRIAN J. BLOND AND JUDY BLOND, TRUSTEES OF THE BLOND 2007 RECOVABLE TRUST DATED JULY 10, 2007

By:	/s/ Robert Yin, Under Power of Attorney
Brian J. Blond, Co-Trustee

ROBERT YIN AND LILY YIN AS TRUSTEES OF YIN FAMILY TRUST DATED MARCH 1, 1997

By:	/s/ Robert Yin, Under Power of Attorney
Robert Yin, Trustee
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of February 19, 2020.

INVESTOR:

DAVID A. WEIPER, TRUSTEE OF DAVID A. WEIPER TRUST

By:	/s/ Robert Yin, Under Power of Attorney
David A. Weiper, Trustee
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of February 19, 2020.

INVESTOR:

WELLS FARGO BANK, N.A. SHV PROFIT SHARING PLAN FBO CHRISTOPHER J. BASSO

By:	/s/ Todd Noetzelman

Name:	Todd Noetzelman

Title:	Vice President

WELLS FARGO BANK, N.A. SHV PROFIT SHARING PLAN FBO DIVANNY ISSATIU LAMAS

By:	/s/ Todd Noetzelman

Name:	Todd Noetzelman

Title:	Vice President

WELLS FARGO BANK, N.A. SHV PROFIT SHARING PLAN FBO PATRICIA TOM (POST)

By:	/s/ Todd Noetzelman

Name:	Todd Noetzelman

Title:	Vice President
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

COATUE US 19 LLC

By:	Coatue Management, L.L.C., its Investment Manager

By:	/s/ Zachary Feingold
Name: Zachary Feingold
Title: Authorized Signatory

Address: [Intentionally Omitted.]

With a copy (which shall not constitute notice) to:

Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

Address: [Intentionally Omitted.]
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

SANDS CAPITAL GLOBAL INNOVATION FUND-SNW, L.P.

By: Sands Capital Global Innovation Fund C-1-GP,
L.P., its general partner

By: Sands Capital Global Innovation Fund C-1-GP, LLC,
its general partner

By:	/s/ Jonathan Goodman
Name:	Jonathan Goodman
Title:	General Counsel

SANDS CAPITAL GLOBAL INNOVATION FUND, LLC

By:	/s/ Jonathan Goodman
Name:	Jonathan Goodman
Title:	General Counsel
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

TIGER GLOBAL PIP 11 HOLDINGS-2 LLC

By:	/s/ Steven Boyd
Name:	Steven Boyd
Title:	Manager

Address: [Intentionally Omitted.]
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

LONE CYPRESS, LTD.

By:	/s/ Kerry A. Tyler
Name: Kerry A. Tyler
Title: Authorized Signatory

LONE MONTEREY MASTER FUND, LTD.

By:	/s/ Kerry A. Tyler
Name: Kerry A. Tyler
Title: Authorized Signatory

LONE SPRUCE, L.P.
By:	Lone Pine Associates LLC, its general partner

By:	/s/ Kerry A. Tyler
Name: Kerry A. Tyler
Title: Authorized Signatory

LONE SIERRA, L.P.
By:	Lone Pine Members LLC, its general partner

By:	/s/ Kerry A. Tyler
Name: Kerry A. Tyler
Title: Authorized Signatory

LONE CASCADE, L.P.
By:	Lone Pine Members LLC, its general partner

By:	/s/ Kerry A. Tyler
Name: Kerry A. Tyler
Title: Authorized Signatory

Address:	[Intentionally Omitted.]

Email:	[Intentionally Omitted.]
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

THE NEW ECONOMY FUND
By:	Capital Research and Management Company, for and on behalf of The New Economy Fund

By:	/s/ Donald H. Rolfe
Name: Donald H. Rolfe
Title: Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

CAPITAL GROUP NEW ECONOMY TRUST (US)

By:	Capital Research and Management Company, For and on behalf of Capital Group New Economy Trust

By:	/s/ Walter R. Burkley
Name: Walter R. Burkley
Title: Authorized Signatory

Address: [Intentionally Omitted.]

Email: [Intentionally Omitted.]
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

DURABLE CAPITAL MASTER FUND LP
By: Durable Capital Associates LLC, its general partner

By:	/s/ Michael Blandino
Name: Michael Blandino
Title: Authorized Person

Address:	[Intentionally Omitted.]

Email:	[Intentionally Omitted.]
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

D1 CAPITAL PARTNERS MASTER LP
By: D1 Capital Partners GP Sub LLC, its General Partner

By:	/s/ Dan Sundheim
Name: Dan Sundheim
Title: Founder & Chief Investment Officer
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

CPP INVESTMENT BOARD PMI-1 INC.

By:	/s/ Leon Pedersen
Name: Leon Pedersen
Title: Authorized Signatory

By:	/s/ Daniel Fetter
Name: Daniel Fetter
Title: Authorized Signatory

Address:	[Intentionally Omitted.]
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

ONSET INVESTMENT PTE. LTD.

By:	/s/ Lihan Chen
Name: Lihan Chen
Title: Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

SCGE FUND, L.P., a Cayman Islands limited partnership

By:	SCGE (LTGP), L.P., A Cayman Islands limited partnership
Its:	General Partner

By:	/s/ Kimberly Summe
Name: Kimberly Summe
Title: Chief Operating Officer and General Counsel
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

ARANDA INVESTMENTS PTE. LTD.

By:	/s/ Chia Song Hwee
Name: Chia Song Hwee
Title: Authorized Signatory

Address:	[Intentionally Omitted.]

Email:	[Intentionally Omitted.]
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY MT. VERNON STREET TRUST:
FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY MT. VERNON STREET TRUST:
FIDELITY GROWTH COMPANY FUND

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY GROWTH COMPANY COMMINGLED POOL
BY: FIDELITY MANAGEMENT TRUST COMPANY,
AS TRUSTEE

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY MT. VERNON STREET TRUST:
FIDELITY GROWTH COMPANY K6 FUND

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY SECURITIES FUND
FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY BLUE CHIP GROWTH COMMINGLED POOL
BY: FIDELITY MANAGEMENT TRUST COMPANY, AS TRUSTEE

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY SECURITES FUND:
FIDELISTY FLEX LARGE CAP GROWTH FUND

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH K6 FUND

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY BLUE CHIP GROTH INSTITUTIONAL TRUST
BY ITS MANAGER FIDELITY INVETMENTS CANADA ULC

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY SECURITIES FUND:
FIDELITY SERIES BLUE CHIP GROWTH FUND

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL
BY: FIDELITY INSTITUTIONAL ASSET MANAGEMENT TRUST COMPANY AS TRUSTEE

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

VARIBLE INSURANCE PRODUCTS FUND III:
GROWTH OPPORTUNITIES PORTFOLIO

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR
SERIES GROWTH OPPORTUNITIES FUND

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY ADVISOR SERIES VII:
FIDELITY ADVISOR TECHNOLOGY FUND

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY SELECT PORTFOLIOS:
TECHNOLOGY PORTOLIO

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

VARIABLE INSURANCE PRODUCTS FUND IV:
TECHNOLOGY PORTFOLIO

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY CONTRAFUND: FIDELITY CONTRAFUND

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY CONTRAFUND COMMINGLED POOL
BY: FIDELITY MANAGEMENT TRUST COMPANY, AS TRUSTEE

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY CONTRAFUND:
FIDELITY CONTRAFUND K6

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY CONTRAFUND:
FIDELITY ADVISOR NEW INSIGHTS FUND - SUB A

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY INSIGHTS INVESTMENT TRUST
BY ITS MANAGER FIDELITY INVESTMENTS CANADA ULC

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY CONTRAFUND:
FIDELITY FLEX OPPORTUNISTIC INSIGHTS FUND

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY CONTRAFUND:
FIDELITY SERIES OPPORTUNISTIC INSIGHTS FUND

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

VARIABLE INSURANCE PRODUCTS FUND II:
CONTRAFUND PORTFOLIO

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

VARIABLE INSURANCE PRODUCTS FUND III:
BALANCED PORTFOLIO

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY PURITAN TRUST:
FIDELITY BALANCED FUND

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR BALANCED FUND

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

FIDELITY PURITAN TRUST:
FIDELITY BALANCED K6 FUND

By:	/s/ Jonathan Davis

Name:	Jonathan Davis

Title:	Authorized Signatory
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

SCOTTISH MORTGAGE INVESTMENT TRUST PLC

By:	Baillie Gifford & Co, as agent

By:	/s/ Tom Slater
Name: Tom Slater
Title: Partner

Address:	[Intentionally Omitted.]

Email:	[Intentionally Omitted.]

BAILLIE GIFFORD US GROWTH TRUST PLC

By:	Baillie Gifford & Co, as agent

By:	/s/ Tom Slater
Name: Tom Slater
Title: Partner

Address:	[Intentionally Omitted.]

Email:	[Intentionally Omitted.]
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

PORT-AUX-CHOIX PRIVATE INVESTMENTS INC.

By:	/s/ Patrick Daignault
Name: Patrick Daignault
Title: Authorized Signatory

By:	/s/ Taha Mubashir
Name: Taha Mubashir
Title: Authorized Signatory

Address:	[Intentionally Omitted.]

Email:	[Intentionally Omitted.]
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

GFNCI LLC

By:	/s/ Gerald A. Beeson
Name: Gerald A. Beeson
Title: Authorized Signatory

Address:	[Intentionally Omitted.]

Email:	[Intentionally Omitted.]
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

BLACKSTONE GLOBAL MASTER FUND ICAV
acting solely on behalf of its sub-fund
BLACKSTONE AQUA MASTER SUB-FUND

By:	/s/ Peter Koffler
Name: Peter Koffler
Title: Authorized Signatory

Address:	[Intentionally Omitted.]

Email:	[Intentionally Omitted.]
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

BSOF PARALLEL MASTER FUND L.P.
By: Blackstone Strategic Opportunity Associates L.L.C.,
its general partner

By:	/s/ Peter Koffler
Name: Peter Koffler
Title: Authorized Signatory

Address:	[Intentionally Omitted.]

Email:	[Intentionally Omitted.]
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

T. ROWE PRICE INSTITUTIONAL LARGE-CAP GROWTH FUND
PRINCIPAL FUNDS, INC. - LARGECAP GROWTH FUND I
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. - LARGECAP GROWTH ACCOUNT I
T. ROWE PRICE U.S. EQUITIES TRUST
THE KP FUNDS - KP LARGE CAP EQUITY FUND
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
T. ROWE PRICE LARGE-CAP GROWTH TRUST
T. ROWE PRICE LARGE-CAP GROWTH TRUST I
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser
or Subadviser, as applicable

By:	/s/ Todd Skacan
Name: Todd Skacan
Title: Vice President

Address: [Intentionally Omitted.]
Phone: [Intentionally Omitted.]
Email: [Intentionally Omitted.]
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

T. ROWE PRICE GROWTH STOCK FUND, INC.
SEASONS SERIES TRUST - SA T. ROWE PRICE GROWTH STOCK PORTFOLIO
VOYA PARTNERS, INC. - VY T. ROWE PRICE GROWTH EQUITY PORTFOLIO
BRIGHTHOUSE FUNDS TRUST II - T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST - LVIP T. ROWE PRICE GROWTH STOCK FUND
PENN SERIES FUNDS, INC. - LARGE GROWTH STOCK FUND
T. ROWE PRICE GROWTH STOCK TRUST
BRINKER CAPITAL DESTINATIONS TRUST - DESTINATIONS LARGE CAP EQUITY FUND
MASSMUTUAL SELECT FUNDS - MASSMUTUAL SELECT T. ROWE PRICE LARGE CAP BLEND FUND
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser
or Subadviser, as applicable

By:	/s/ Todd Skacan
Name: Todd Skacan
Title: Vice President

Address: [Intentionally Omitted.]
Phone: [Intentionally Omitted.]
Email: [Intentionally Omitted.]
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
TD MUTUAL FUNDS - TD SCIENCE & TECHNOLOGY FUND
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser
or Subadviser, as applicable

By:	/s/ Todd Skacan
Name: Todd Skacan
Title: Vice President

Address: [Intentionally Omitted.]
Phone: [Intentionally Omitted.]
Email: [Intentionally Omitted.]
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 19, 2020.

TENDER OFFER HOLDER:

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.
TD MUTUAL FUNDS - TD GLOBAL ENTERTAINMENT & COMMUNICATIONS FUND
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser
or Subadviser, as applicable

By:	/s/ Todd Skacan
Name: Todd Skacan
Title: Vice President

Address: [Intentionally Omitted.]
Phone: [Intentionally Omitted.]
Email: [Intentionally Omitted.]
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of May 13, 2020.

INVESTOR:

SANDS CAPITAL GLOBAL INNOVATION FUND, LLC

By:	/s/ Jonathan Goodman

Name:	Jonathan Goodman

Title:	General Counsel
SNOWFLAKE INC.
SERIES G PREFERRED STOCK FINANCING
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SCHEDULE OF INVESTORS

SNOWMAN DF HOLDINGS, LP [Intentionally omitted.]

SALESFORCE VENTURES LLC [Intentionally omitted.]

SEQUOIA CAPITAL U.S. GROWTH FUND VII, L.P. [Intentionally omitted.]

SEQUOIA CAPITAL U.S. GROWTH VII PRINCIPALS FUND, L.P. [Intentionally omitted.]

SEQUOIA CAPITAL GLOBAL GROWTH FUND III – ENDURANCE PARTNERS, L.P. [Intentionally omitted.]

SEQUOIA CAPITAL GROWTH FUND III, L.P. [Intentionally omitted.]

SEQUOIA CAPITAL U.S. GROWTH FUND VI, L.P. [Intentionally omitted.]

SEQUOIA CAPITAL U.S. GROWTH VI PRINCIPALS FUND, L.P. [Intentionally omitted.]

MERITECH CAPITAL PARTNERS VI L.P. [Intentionally omitted.]

MERITECH CAPITAL AFFILIATES VI L.P. [Intentionally omitted.]

MERITECH CAPITAL ENTREPRENEURS VI L.P. [Intentionally omitted.]

ICONIQ STRATEGIC PARTNERS III, L.P. [Intentionally Omitted.]

ICONIQ STRATEGIC PARTNERS III-B, L.P. [Intentionally Omitted.]

ICONIQ STRATEGIC PARTNERS III CO-INVEST, L.P., SERIES SF [Intentionally Omitted.]

ICONIQ STRATEGIC PARTNERS IV, L.P. [Intentionally Omitted.]

ICONIQ STRATEGIC PARTNERS IV-B, L.P. [Intentionally Omitted.]

MADRONA VENTURE FUND VI, LP [Intentionally Omitted.]

MADRONA VENTURE FUND VI-A, LP [Intentionally Omitted.]

ALTIMETER PARTNERS FUND, L.P. [Intentionally Omitted.]

ALTIMETER PRIVATE PARTNERS FUND I, L.P. [Intentionally Omitted.]

ALTIMETER PRIVATE PARTNERS FUND II, L.P. [Intentionally Omitted.]

ALTIMETER GROWTH PARTNERS FUND III, L.P. [Intentionally Omitted.]

SCHEDULE OF INVESTORS

ALTIMETER GROWTH SIERRA FUND, L.P. [Intentionally Omitted.]

ALTIMETER GROWTH PARTNERS FUND IV, L.P. [Intentionally Omitted.]

REDPOINT VENTURES V, L.P. [Intentionally Omitted.]

REDPOINT ASSOCIATES V, LLC [Intentionally Omitted.]

REDPOINT OMEGA III, LP [Intentionally Omitted.]

REDPOINT OMEGA ASSOCIATES III, LLC [Intentionally Omitted.]

REDPOINT VENTURES IV, L.P. [Intentionally Omitted.]

REDPOINT ASSOCIATES IV, L.L.C. [Intentionally Omitted.]

SUTTER HILL VENTURES, A CALIFORNIA LIMITED PARTNERSHIP [Intentionally Omitted.]

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST [Intentionally Omitted.]

ANVEST, L.P. [Intentionally Omitted.]

BARBARA NISS, TRUSTEE BARBARA NISS 2013 REVOCABLE TRUST DATED DECEMBER 18, 2013 [Intentionally Omitted.]

CHATTER PEAK PARTNERS, L.P. [Intentionally Omitted.]

DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04 [Intentionally Omitted.]

DOUGLAS T. MOHR AND BETH Z. MOHR, CO-TRUSTEES OF THE MOHR FAMILY TRUST U/A/D 2/17/15 [Intentionally Omitted.]

DOUGLAS T. MOHR, TRUSTEE OF THE DOUGLAS T. MOHR REVOCABLE TRUST DATED OCTOBER 5, 2018 [Intentionally Omitted.]

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST, U/A/D 2/3/03 [Intentionally Omitted.]

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000 [Intentionally Omitted.]

JAMES N. WHITE, TRUSTEE SIERRA TRUST U/A/D 12/16/1997 [Intentionally Omitted.]

JAMES N. WHITE AND PATRICIA O’BRIEN, CO-TRUSTEES OF THE WHITE REVOCABLE TRUST U/A/D 4/3/97 [Intentionally Omitted.]

SCHEDULE OF INVESTORS

JEFFREY W. BIRD AND CHRISTINA R. BIRD, CO-TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST U/A/D 10/31/00 [Intentionally Omitted.]

MICHAEL I. NAAR AND DIANE J. NAAR AS TRUSTEES OF NAAR FAMILY TRUST U/A/D 12/22/94 [Intentionally Omitted.]

MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO-TRUSTEES OF SPEISER TRUST U/A/D 7/19/06 [Intentionally Omitted.]

NESTEGG HOLDINGS, LP [Intentionally Omitted.]

PATRICK ANDREW CHEN AND YU-YING CHIU CHEN AS TRUSTEES OF PATRICK AND YING CHEN 2001 LIVING TRUST DATED 3/17/01 [Intentionally Omitted.]

ROOSTER PARTNERS, LP [Intentionally Omitted.]

ROOSTER PARTNERS, LP – FUND NO. 2 [Intentionally Omitted.]

ROSETIME PARTNERS L.P. [Intentionally Omitted.]

SAMUEL J. PULLARA III AND LUCIA CHOI PULLARA, CO-TRUSTEES OF THE PULLARA REVOCABLE TRUST U/A/D 8/21/2013 [Intentionally Omitted.]

SAMUEL J. PULLARA III AND LUCIA CHOI PULLARA, CO-TRUSTEES OF THE PULLARA 2019 CHILDREN’S TRUST U/A/D 10/21/2019 [Intentionally Omitted.]

SAUNDERS HOLDINGS, L.P. [Intentionally Omitted.]

STARFISH HOLDINGS, LP [Intentionally Omitted.]

STEFAN A. DYCKERHOFF AND WENDY G. DYCKERHOFF-JANSSEN, OR THEIR SUCCESSOR(S) AS TRUSTEES UNDER THE DYCKERHOFF 2001 REVOCABLE TRUST AGREEMENT DATED AUGUST 30, 2001 [Intentionally Omitted.]

TALLACK PARTNERS, L.P. [Intentionally Omitted.]

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98 [Intentionally Omitted.]

THE ALEKSANDR DAVID OTUS 2015 IRREVOCABLE TRUST [Intentionally Omitted.]

THE ALEYNA ELIZABETH LACROIX 2015 IRREVOCABLE TRUST [Intentionally Omitted.]

THE FRANCES HELEN CANINE 2015 IRREVOCABLE TRUST [Intentionally Omitted.]

THE FRANCESCO BERKE OTUS 2015 IRREVOCABLE TRUST [Intentionally Omitted.]

THE HELOISE KALLA OTUS 2015 IRREVOCABLE TRUST [Intentionally Omitted.]

SCHEDULE OF INVESTORS

THE JOSEPH DAVID LACROIX 2015 IRREVOCABLE TRUST [Intentionally Omitted.]

THE WILL COXE CANINE 2015 IRREVOCABLE TRUST [Intentionally Omitted.]

PATRICIA TOM, TRUSTEE OF PATRICIA TOM LIVING TRUST DATED APRIL 15, 2019 [Intentionally Omitted.]

WILLIAM H. YOUNGER, JR. TRUSTEE OF THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009 [Intentionally Omitted.]

YOVEST, L.P. [Intentionally Omitted.]

BRADLEY LUTON [Intentionally Omitted.]

BRENT E. WELLING AND NANCY A. WELLING [Intentionally Omitted.]

JANICE PEGI MORGAN [Intentionally Omitted.]

STEPHEN CRAWFORD SMART [Intentionally Omitted.]

SUITEVEST, LP [Intentionally Omitted.]

THE 2018 FRANKLIN S. BIRD TRUST [Intentionally Omitted.]

THE 2018 JOHN W. BIRD TRUST [Intentionally Omitted.]

THE 2018 PETER R. BIRD TRUST [Intentionally Omitted.]

THE BIRD 2011 IRREVOCABLE CHILDREN’S TRUST [Intentionally Omitted.]

THE ALEXANDER JACKSON SHEEHAN 2019 IRREVOCABLE TRUST [Intentionally Omitted.]

THE JULIAN BLAINE COVINGTON SHEEHAN 2019 IRREVOCABLE TRUST [Intentionally Omitted.]

THE JUSTIN HUNTINGTON PETERS 2019 IRREVOCABLE TRUST [Intentionally Omitted.]

THE LAYNE ANDREWS TAFT SHEEHAN 2019 IRREVOCABLE TRUST [Intentionally Omitted.]

THE COXE 2006 IRREVOCABLE CHILDREN’S TRUST F/B/O EZEKIEL OTUS COXE [Intentionally Omitted.]

THE COXE 2006 IRREVOCABLE CHILDREN’S TRUST F/B/O ISABEL MARBURY COXE [Intentionally Omitted.]

THE COXE 2006 IRREVOCABLE CHILDREN’S TRUST F/B/O TENCH MAHMUT COXE [Intentionally Omitted.]

THE EMERALD EXEMPT TRUST [Intentionally Omitted.]

THE OPAL EXEMPT TRUST [Intentionally Omitted.]

SCHEDULE OF INVESTORS

THE SAPPHIRE EXEMPT TRUST [Intentionally Omitted.]

THE TOPAZ EXEMPT TRUST [Intentionally Omitted.]

THE WHITE 2011 IRREVOCABLE CHILDREN’S TRUST [Intentionally Omitted.]

THE YOUNGER 2006 IRREVOCABLE CHILDREN’S TRUST F/B/O JULIE Y. ALEMAN [Intentionally Omitted.]

THE YOUNGER 2006 IRREVOCABLE CHILDREN’S TRUST F/B/O KELLY L. YOUNGER [Intentionally Omitted.]

THE YOUNGER 2006 IRREVOCABLE CHILDREN’S TRUST F/B/O MARK W. YOUNGER [Intentionally Omitted.]

BETH Z. MOHR, TRUSTEE OF BETH Z. MOHR TRUST DATED 1/23/2019 [Intentionally Omitted.]

CHRISTOPHER J. BASSO AND JULIE BASSO, TRUSTEES OF CHRISTOPHER AND JULIE BASSO REVOCABLE LIVING TRUST U/A/D 1/9/2015 [Intentionally Omitted.]

WILLIAM E. BULL [Intentionally Omitted.]

DIVANNY ISSATIU LAMAS [Intentionally Omitted.]

BRIAN J. BLOND AND JUDY BLOND, TRUSTEES OF THE BLOND 2007 REVOCABLE TRUST DATED JULY 10, 2007 [Intentionally Omitted.]

ROBERT YIN AND LILY YIN AS TRUSTEES OF YIN FAMILY TRUST DATED MARCH 1, 1997 [Intentionally Omitted.]

DAVID A. WEIPER, TRUSTEE OF DAVID A. WEIPER TRUST [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO BARBARA NISS IRA [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO BARBARA NISS ROTH IRA [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO DAVID E. SWEET ROTH IRA [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO DIANE J. NAAR ROTH IRA [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO JAMES N. WHITE ROTH IRA [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO TENCH COXE ROTH IRA [Intentionally Omitted.]

SCHEDULE OF INVESTORS

WELLS FARGO BANK, N.A., CUSTODIAN FOR ANDREW T. SHEEHAN ROTH IRA [Intentionally Omitted.]

WELLS FARGO BANK, N.A., CUSTODIAN FOR YU-YING CHEN ROTH IRA [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ANDREW T. SHEEHAN [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO BARBARA NISS [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID E. SWEET (ROLLOVER) [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DIANE J. NAAR [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO MICHAEL SPEISER ROTH IRA [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (ROLLOVER) [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ROBERT YIN [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO JAMES N. WHITE [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO ANDREW T. SHEEHAN ROTH IRA [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ANDREW T. SHEEHAN (ROLLOVER) [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO STEFAN A. DYCKERHOFF ROTH IRA [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO YU-YING CHEN ROTH IRA [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN (ROLLOVER) [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO G. LEONARD BAKER, JR. ROTH IRA [Intentionally Omitted.]

SCHEDULE OF INVESTORS

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO CHRISTOPHER J. BASSO [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DIVANNY ISSATIU LAMAS [Intentionally Omitted.]

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (POST) [Intentionally Omitted.]

ALAMEDA ALPHA, LLC [Intentionally Omitted.]

DELREY TECHNOLOGY INVESTORS, G.P. [Intentionally Omitted.]

H. BARTON CO-INVEST FUND II, LLC [Intentionally Omitted.]

HBAM SF, LLC [Intentionally Omitted.]

HILARY HAUSMAN [Intentionally Omitted.]

KENNETH L. HAUSMAN [Intentionally Omitted.]

SAM HAUSMAN [Intentionally Omitted.]

SARAH HAUSMAN [Intentionally Omitted.]

GC&H INVESTMENTS [Intentionally Omitted.]

GC&H INVESTMENTS, LLC [Intentionally Omitted.]

JOHN MCMAHON [Intentionally Omitted.]

JOHN MCMAHON, TRUSTEE JOHN MCMAHON 1995 FAMILY TRUST [Intentionally Omitted.]

THE JOHN MCMAHON SOFTWARE IRREVOCABLE TRUST [Intentionally Omitted.]

ROBERT MUGLIA [Intentionally Omitted.]

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (DAPER I) [Intentionally Omitted.]

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (SBST) [Intentionally Omitted.]

OAKSTONE VENTURES, INC. [Intentionally Omitted.]

TCM I, L.P. [Intentionally Omitted.]

SCHEDULE OF INVESTORS

GARRETT FAMILY INVESTMENT PARTNERSHIP, L.P. [Intentionally Omitted.]

AME CLOUD VENTURES FUND I LLC [Intentionally Omitted.]

MICHAEL P. SCARPELLI 2019 GRANTOR RETAINED ANNUITY TRUST [Intentionally Omitted.]

SCARPELLI FAMILY TRUST [Intentionally Omitted.]

MICHAEL P. SCARPELLI [Intentionally Omitted.]

SANDS CAPITAL GLOBAL INNOVATION FUND, LLC [Intentionally Omitted.]

SCHEDULE OF INVESTORS

SCHEDULE OF TENDER OFFER HOLDERS

COATUE US 19 LLC [Intentionally Omitted.]

SANDS CAPITAL GLOBAL INNOVATION FUND, LLC [Intentionally Omitted.]

SANDS CAPITAL GLOBAL INNOVATION FUND-SNW, L.P. [Intentionally Omitted.]

TIGER GLOBAL PIP 11 HOLDINGS-2 LLC [Intentionally Omitted.]

LONE CYPRESS, LTD. [Intentionally Omitted.]

LONE MONTEREY MASTER FUND, LTD. [Intentionally Omitted.]

LONE SPRUCE, L.P. [Intentionally Omitted.]

LONE SIERRA, L.P. [Intentionally Omitted.]

LONE CASCADE, L.P. [Intentionally Omitted.]

THE NEW ECONOMY FUND [Intentionally Omitted.]

CAPITAL GROUP NEW ECONOMY TRUST (US) [Intentionally Omitted.]

DURABLE CAPITAL MASTER FUND LP [Intentionally Omitted.]

D1 CAPITAL PARTNERS MASTER LP [Intentionally Omitted.]

CPP INVESTMENT BOARD PMI-1 INC. [Intentionally Omitted.]

ONSET INVESTMENT PTE. LTD. [Intentionally Omitted.]

SCGE FUND, L.P., A CAYMAN ISLANDS LIMITED PARTNERSHIP [Intentionally Omitted.]

ARANDA INVESTMENTS PTE. LTD. [Intentionally Omitted.]

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND [Intentionally Omitted.]

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND [Intentionally Omitted.]

FIDELITY GROWTH COMPANY COMMINGLED POOL BY: FIDELITY MANAGEMENT TRUST COMPANY, AS TRUSTEE [Intentionally Omitted.]

FIDELITY MT. VERNON STREET TRUST : FIDELITY GROWTH COMPANY K6 FUND [Intentionally Omitted.]

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH FUND [Intentionally Omitted.]

SCHEDULE OF TENDER OFFER HOLDERS

FIDELITY BLUE CHIP GROWTH COMMINGLED POOL BY: FIDELITY MANAGEMENT TRUST COMPANY, AS TRUSTEE [Intentionally Omitted.]

FIDELITY SECURITIES FUND: FIDELITY FLEX LARGE CAP GROWTH FUND [Intentionally Omitted.]

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH K6 FUND [Intentionally Omitted.]

FIDELITY BLUE CHIP GROWTH INSTITUTIONAL TRUST BY ITS MANAGER FIDELITY INVESTMENTS CANADA ULC [Intentionally Omitted.]

FIDELITY SECURITIES FUND: FIDELITY SERIES BLUE CHIP GROWTH FUND [Intentionally Omitted.]

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL BY: FIDELITY INSTITUTIONAL ASSET MANAGEMENT TRUST COMPANY AS TRUSTEE [Intentionally Omitted.]

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO [Intentionally Omitted.]

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND [Intentionally Omitted.]

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR SERIES GROWTH OPPORTUNITIES FUND [Intentionally Omitted.]

FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR TECHNOLOGY FUND [Intentionally Omitted.]

FIDELITY SELECT PORTFOLIOS: TECHNOLOGY PORTFOLIO [Intentionally Omitted.]

VARIABLE INSURANCE PRODUCTS FUND IV: TECHNOLOGY PORTFOLIO [Intentionally Omitted.]

FIDELITY CONTRAFUND: FIDELITY CONTRAFUND [Intentionally Omitted.]

FIDELITY CONTRAFUND COMMINGLED POOL BY: FIDELITY MANAGEMENT TRUST COMPANY, AS TRUSTEE [Intentionally Omitted.]

FIDELITY CONTRAFUND: FIDELITY CONTRAFUND K6 [Intentionally Omitted.]

FIDELITY CONTRAFUND: FIDELITY ADVISOR NEW INSIGHTS FUND - SUB A [Intentionally Omitted.]

FIDELITY INSIGHTS INVESTMENT TRUST BY ITS MANAGER FIDELITY INVESTMENTS CANADA ULC [Intentionally Omitted.]

FIDELITY CONTRAFUND: FIDELITY FLEX OPPORTUNISTIC INSIGHTS FUND [Intentionally Omitted.]

FIDELITY CONTRAFUND: FIDELITY SERIES OPPORTUNISTIC INSIGHTS FUND [Intentionally Omitted.]

VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO [Intentionally Omitted.]

VARIABLE INSURANCE PRODUCTS FUND III: BALANCED PORTFOLIO [Intentionally Omitted.]

SCHEDULE OF TENDER OFFER HOLDERS

FIDELITY PURITAN TRUST: FIDELITY BALANCED FUND [Intentionally Omitted.]

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR BALANCED FUND [Intentionally Omitted.]

FIDELITY PURITAN TRUST: FIDELITY BALANCED K6 FUND [Intentionally Omitted.]

SCOTTISH MORTGAGE INVESTMENT TRUST PLC [Intentionally Omitted.]

BAILLIE GIFFORD US GROWTH TRUST PLC [Intentionally Omitted.]

PORT-AUX-CHOIX PRIVATE INVESTMENTS INC. [Intentionally Omitted.]

GFNCI LLC [Intentionally Omitted.]

BSOF PARALLEL MASTER FUND L.P. [Intentionally Omitted.]

BLACKSTONE GLOBAL MASTER FUND ICAV, ACTING SOLELY FOR AND ON BEHALF OF ITS SUBFUND, BLACKSTONE AQUA MASTER SUB-FUND [Intentionally Omitted.]

T. ROWE PRICE INSTITUTIONAL LARGE-CAP GROWTH FUND [Intentionally Omitted.]

PRINCIPAL FUNDS, INC. - LARGECAP GROWTH FUND I [Intentionally Omitted.]

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. – LARGECAP GROWTH ACCOUNT I [Intentionally Omitted.]

T. ROWE PRICE U.S. EQUITIES TRUST [Intentionally Omitted.]

THE KP FUNDS - KP LARGE CAP EQUITY FUND [Intentionally Omitted.]

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY [Intentionally Omitted.]

T. ROWE PRICE LARGE-CAP GROWTH TRUST [Intentionally Omitted.]

T. ROWE PRICE LARGE-CAP GROWTH TRUST I [Intentionally Omitted.]

T. ROWE PRICE GROWTH STOCK FUND, INC. [Intentionally Omitted.]

SEASONS SERIES TRUST - SA T. ROWE PRICE GROWTH STOCK PORTFOLIO [Intentionally Omitted.]

VOYA PARTNERS, INC. - VY T. ROWE PRICE GROWTH EQUITY PORTFOLIO [Intentionally Omitted.]

BRIGHTHOUSE FUNDS TRUST II - T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO [Intentionally Omitted.]

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST - LVIP T. ROWE PRICE GROWTH STOCK FUND [Intentionally Omitted.]

SCHEDULE OF TENDER OFFER HOLDERS

PENN SERIES FUNDS, INC. - LARGE GROWTH STOCK FUND [Intentionally Omitted.]

T. ROWE PRICE GROWTH STOCK TRUST [Intentionally Omitted.]

BRINKER CAPITAL DESTINATIONS TRUST - DESTINATIONS LARGE CAP EQUITY FUND [Intentionally Omitted.]

MASSMUTUAL SELECT FUNDS - MASSMUTUAL SELECT T. ROWE PRICE LARGE CAP BLEND FUND [Intentionally Omitted.]

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC. [Intentionally Omitted.]

TD MUTUAL FUNDS – TD SCIENCE & TECHNOLOGY FUND [Intentionally Omitted.]

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC. [Intentionally Omitted.]

TD MUTUAL FUNDS – TD GLOBAL ENTERTAINMENT & COMMUNICATIONS FUND [Intentionally Omitted.]

SCHEDULE OF TENDER OFFER HOLDERS

TABLE OF CONTENTS

SECTION 1.	GENERAL	1
1.1	Amendment and Restatement of Prior Agreement	1
1.2	Definitions	2
SECTION 2.	REGISTRATION; RESTRICTIONS ON TRANSFER	3
2.1	Restrictions on Transfer	3
2.2	Demand Registration	5
2.3	Piggyback Registrations	6
2.1	Form S-3 Registration	7
2.5	Expenses of Registration	8
2.6	Obligations of the Company	9
2.7	Delay of Registration; Furnishing Information	10
2.8	Indemnification	11
2.9	Assignment of Registration Rights	13
2.10	Limitation on Subsequent Registration Rights	13
2.11	Market Stand-Off” Agreement	13
2.12	Agreement to Furnish Information	13
2.13	Rule 144 Reporting	14
2.14	Termination of Registration Rights	14
SECTION 3.	COVENANTS OF THE COMPANY	14
3.1	Basic Financial Information and Reporting	14
3.2	Inspection Rights	15
3.3	Confidentiality of Records	15
3.4	Reservation of Common Stock	15
3.5	Proprietary Information and Inventions Agreement	16
3.6	Assignment of Right of First Refusal	16
3.7	FCPA	16
3.8	Termination of Covenants	16
SECTION 4.	RIGHTS OF FIRST REFUSAL	17
4.1	Subsequent Offerings	17
4.2	Exercise of Rights	17
4.3	Issuance of Equity Securities to Other Persons	17
4.4	Sale Without Notice	17
4.5	Termination and Waiver of Rights of First Refusal	18
4.6	Assignment of Rights of First Refusal	18
4.7	Excluded Securities	18
SECTION 5.	MISCELLANEOUS	19
5.1	Governing Law	19
5.2	Successors and Assigns	19
5.3	Entire Agreement	19
5.4	Severability	19
5.5	Amendment and Waiver	19
5.6	Delays or Omissions	20
5.7	Notices	20
5.8	Attorneys’ Fees	20
5.9	Titles and Subtitles	20
5.10	Additional Investors	20

5.11	Counterparts	21
5.12	Aggregation of Stock	21
5.13	Pronouns	21
5.14	Termination	21
5.15	Waiver of Rights of First Refusal under the Prior Agreement	21